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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K/A

                                    AMENDMENT NO. 1

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  DECEMBER 23, 1997



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


            MARYLAND                    1-13232                84-1259577
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code   (303) 757-8101


                                     NOT APPLICABLE
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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The Form 8-K filed on January 9, 1998 is hereby amended to read as follows:


Item 5.  OTHER EVENTS

    On December 23, 1997, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), entered into an Agreement and Plan of Merger (the "Ambassador Merger Agreement") with Ambassador Apartments, Inc., a Maryland corporation ("Ambassador") that has elected to be taxed as a real estate investment trust ("REIT"), pursuant to which Ambassador will be merged with and into AIMCO with AIMCO being the surviving corporation (the "Ambassador Merger"). The Ambassador Merger Agreement also provides that, unless otherwise agreed by the parties, Ambassador Apartments, L.P., the operating partnership of Ambassador(the "Ambassador Operating Partnership"), will be merged with and into AIMCO Properties, L.P., the operating partnership of AIMCO (the "AIMCO Operating Partnership") and all outstanding Ambassador Operating Partnership Units will be converted into AIMCO Operating Partnership Units at the "Conversion Ratio". In the Ambassador Merger Agreement, the common stock, par value $0.01 per share, of Ambassador ("the Ambassador Common Stock") is valued at $21.00 par share. Holders of Ambassador Common Stock will receive for each share an amount of Class A Common Stock, par value $.01 per share, of AIMCO ("AIMCO Common Stock") equal to the "Conversion Ratio." The "Conversion Ratio" means the quotient determined by dividing $21.00 by the "AIMCO Index Price," which is the aggregate of the average of the high and low sales prices for AIMCO Common Stock on each of the twenty consecutive New York Stock Exchange ("NYSE") trading days ending on the fifth NYSE trading day immediately preceding the closing of the Ambassador Merger, divided by 20. If the AIMCO Index Price is less than $36 (i.e., the Conversion Ratio is greater than 0.583), then AIMCO may elect to fix the Conversion Ratio at 0.583 and pay to each holder of Ambassador Common Stock cash sufficient to provide $21.00 in value for each share of Ambassador Common Stock. Any outstanding options to purchase Ambassador Common Stock may be converted, at the election of the option holder, into cash or options to purchase AIMCO Common Stock at their current exercise price divided by the Conversion Ratio. The Ambassador Merger Agreement provides that Ambassador's outstanding preferred stock, par value $0.01 per share ("Ambassador Preferred"), shall be redeemed, subject to the right of holders of shares of Ambassador Preferred to convert such shares into Ambassador Common Stock, immediately prior to the Ambassador Merger. Ambassador has indicated that, as of December 20, 1997, 10,552,180 shares of Ambassador Common Stock were issued and outstanding (excluding options), not more than 2,319,000 shares of Ambassador Common Stock were reserved for issuance under various stock incentive plans, and 1,351,351 shares of Ambassador Preferred were issued and outstanding.

    Consummation of the Ambassador Merger is subject to the affirmative vote of the holders of at least two-thirds of the shares of Ambassador Common and Preferred Stock, voting as a single class, the approval of all appropriate governmental and regulatory authorities and other customary conditions. A copy of the Ambassador Merger Agreement is included as an exhibit to this report and incorporated herein by this reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

         The required Financial Statements are included as Exhibits 99.3 and
99.4 to this Report, and incorporated herein by reference.


                                        1
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(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.1 to this Report and incorporated herein by this reference.

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------
 2.1 Agreement and Plan of Merger, dated as of December 23, 1997, by and between Apartment Investment and Management Company and Ambassador Apartments, Inc.*

12.1      Calculation of Ratio of Earnings to Fixed Charges.

12.2 Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1      Consent of Ernst & Young LLP.

99.1 Pro Forma Financial Information of Apartment Investment and Management Company.

99.2 Press Release of Apartment Investment and Management Company and Ambassador Apartments, Inc., dated as of December 23, 1997.*

99.3 Financial Statements, Schedule and Report of Independent Auditors for Ambassador Apartments, Inc. as of December 31, 1996 and 1995 and for the Years Ended December 31, 1996, 1995 and 1994.

99.4 Financial Statements for Ambassador Apartments, Inc. as of September 30, 1997 and December 31, 1996 and for the Three and Nine Months Ended September 30, 1997 and 1996 (unaudited).

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* Previously filed

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  February 6, 1998                   By:  /s/ Troy D. Butts
                                          ------------------------------------
                                          Troy D. Butts
                                          Senior Vice President and Chief
                                          Financial Officer














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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Exhibit
Number    Description
-------   -----------
 2.1 Agreement and Plan of Merger, dated as of December 23, 1997, by and between Apartment Investment and Management Company and Ambassador Apartments, Inc.*

12.1      Calculation of Ratio of Earnings to Fixed Charges.

12.2 Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1      Consent of Ernst & Young LLP.

99.1 Pro Forma Financial Information of Apartment Investment and Management Company.

99.2 Press Release of Apartment Investment and Management Company and Ambassador Apartments, Inc., dated as of December 23, 1997.*

99.3 Financial Statements, Schedule and Report of Independent Auditors for Ambassador Apartments, Inc. as of December 31, 1996 and 1995 and for the Years Ended December 31, 1996, 1995 and 1994.

99.4 Financial Statements for Ambassador Apartments, Inc. as of September 30, 1997 and December 31, 1996 and for the Three and Nine Months Ended September 30, 1997 and 1996 (unaudited).

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* Previously filed